UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2000


                             MCM CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-26489                48-1090909
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission              (IRS Employer
         incorporation)                File Number)          Identification No.)


                 5775 ROSCOE COURT, SAN DIEGO, CALIFORNIA 92123
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (877) 445-4581


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of MCM Capital Group, Inc.'s announcement, dated December 21, 2000, regarding the execution of a credit facility, and attached hereto as Exhibit
99.2 and incorporated herein by reference is the text of MCM Capital Group, Inc.'s announcement, dated January 8, 2001, regarding the extension of its revolving credit facility.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     10.1 Credit Agreement by and between MRC Receivables Corporation, as borrower and CFSC Capital Corp. VIII, as lender, dated as of December 20, 2000

     99.1 Press release of December 21, 2000 regarding the execution of a credit facility.

     99.2 Press release of January 8, 2001 regarding the extension of a revolving credit facility.

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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MCM CAPITAL GROUP, INC.


Date: January 9, 2001                   By: /s/ Timothy W. Moser
                                            ------------------------------------
                                            Timothy W. Moser
                                            Executive Vice President and
                                            General Counsel


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